Exhibit 10.43

FIRST AMENDMENT TO PLEDGE AGREEMENT

        This First Amendment to Pledge Agreement (the “Amendment”) is made as of this 27th day of January, 2003, by and among ASCENT ASSURANCE, INC. (the “Pledgor”) and LASALLE BANK NATIONAL ASSOCIATION (the “Pledgee”).

W I T N E S S E T H

        WHEREAS, the Pledgor executed and delivered that certain Pledge Agreement (the “Pledge Agreement”) dated July 20, 1999 in favor of the Pledgee with respect to 100% of the issued and outstanding shares of the capital stock of Ascent Management, Inc. (“AMI”) to secure, in part, all of the Pledgor’s obligations under that certain Guaranty Agreement, dated as of June 26, 1997 (the “Guaranty”) between Pledgor and Pledgee which covers (i) all obligations of AMI under that certain Installment Note dated July 20, 1999 in the original principal amount of $3,300,000 (the “Note”) in favor of the Pledgee, and (ii) all obligations of Ascent Funding, Inc. (“AFI”) to the Pledgee under that certain Credit Agreement dated June 6, 1997 (together with all amendments thereto, collectively, the “Credit Agreement”) between AFI and the Pledgee;

        WHEREAS, contemporaneously herewith, AFI and the Pledgee are entering into that certain Eighth Amendment to Credit Agreement (the “Eighth Amendment”) pursuant to which, among other things, the Pledgee is agreeing to the release of funds in that certain Cash Collateral Account (as defined in the Credit Agreement) to be applied, in substantial part, to the repayment of AMI’s obligations under the Note;

        WHEREAS, as a condition to the Pledgee agreeing to enter into the Eighth Amendment and in consideration of the Pledgee agreeing to the application of funds in the Cash Collateral Account to the repayment of AMI’s obligations under the Note, the Pledgee is requiring that the Pledged Collateral (as defined in the Pledge Agreement) continue to secure the obligations of the Pledgor under the Guaranty;

        WHEREAS, the parties desire to amend the Pledge Agreement to provide for the continuation of the grant of the security interest as security for the obligations of the Pledgor under the Guaranty, as more fully set forth herein.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1.   DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Pledge Agreement.

SECTION 2.   AMENDMENTS TO PLEDGE AGREEMENT.

    2.1.        Any and all references to the “Loan” in the Pledge Agreement are hereby amended to refer to the loan from the Pledgee to Ascent Funding, Inc. (“AFI”) under that certain Credit Agreement dated June 26, 1997 between AFI and the Pledgee.

SECTION 3.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

    3.1.        The Pledgee shall have received copies of this Amendment duly executed by the Pledgor.

    3.2.        The Pledgee shall have received authorizing resolutions of the Pledgor with respect to the transactions contemplated by this Amendment.

    3.3.        The Pledgee shall have received such other documents, certificates and assurances as it shall reasonably request, all of which shall have been delivered on or prior to the date hereof.

SECTION 4.    REAFFIRMATION OF THE PLEDGOR. The Pledgor hereby represents and warrants to the Pledgee that (i) the warranties set forth in Section 2 of the Pledge Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Pledgee has granted its consent; (ii) the Pledgor is on the date hereof in compliance with all of the terms and provisions set forth in the Security Agreement as hereby amended; and (iii) upon execution hereof no Pledgor Default has occurred and is continuing or has not previously been waived.

SECTION 5.    REAFFIRMATION OF GRANT OF SECURITY INTEREST. The Pledgor expressly acknowledges and agrees that all collateral, security interests, liens, and pledges heretofore, under this Amendment, or hereafter granted to the Pledgee and all supplements thereto, extend to and secure all of the obligations of the Pledgor to the Pledgee, now existing or hereafter arising, upon the terms set forth in such agreements, all of which security interests, liens, and pledges are hereby ratified, reaffirmed, confirmed and approved.

SECTION 6.    EXPENSES. The Pledgor shall pay, upon demand, all reasonable attorneys’ fees and out-of-pocket costs of the Pledgee in connection with this Amendment and the agreements, documents and other items contemplated hereunder.

SECTION 7.   FULL FORCE AND EFFECT. Except as herein amended, the Pledge Agreement shall remain in full force and effect.

SECTION 8.    COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

ASCENT ASSURANCET, INC.
By: /Patrick J. Mitchell/
Name: Patrick J. Mitchell
Title: CEO

LASALLE BANK NATIONAL ASSOCIATION
By: /Bradley Kronland/
Name: Bradley Kronland
Title: Assistant Vice President